Muncy Columbia Financial Corporation 8-K

Exhibit 99.1

Annual Meeting of Shareholders April 23, 2024

CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING INFORMATION This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding our outlook or expectations relating to our future business, operations, financial condition, financial performance, asset quality and capital levels, among other matters. Forward - looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Actual results or future events could differ from those indicated. The forward - looking statements in this presentation are qualified by the following factors:  Possible changes in economic and business conditions that may affect the prevailing interest rates, the prevailing rates of inflation, or the amount of growth, stagnation, or recession in the global, U.S., and Northcentral Pennsylvania economies, the value of investments, collectability of loans and the profitability of business entities;  Possible changes in monetary and fiscal policies, laws and regulations, and other activities of governments, agencies and similar organizations;  The effects of easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, and attendant changes in matters and effects of competition in the financial services industry;  The cost and other effects of legal proceedings, claims, settlements and judgments; and  Our ability to achieve the expected operating results related to our operations which depends on a variety of factors, including the continued growth of the markets in which we operate consistent with recent historical experience, and our ability to expand into new markets and to maintain profit margins in the face of pricing pressures.  The possibility that the anticipated benefits of any transaction will not be realized when expected or at all because expected synergies and operating efficiencies may not be achievable within expected time frames or at all, and the potential impact of general economic, political and market factors, among other matters. The words “believe,” “expect,” “anticipate,” “project” and similar expressions signify forward - looking statements. Listeners are cautioned not to place undue reliance on any forward - looking statement made by or on behalf of us. Any such statement speaks only as of April 23, 2024. We undertake no obligation to update or revise any forward - looking statement that is made at our Annual Meeting.

Senior Management Team Jeffrey T. Arnold, CPA, CIA Senior Executive Vice President of Finance and Risk Management Tammy L. Gunsallus Senior Executive Vice President of Retail, Operations and Mortgages Matthew E. Beagle Executive Vice President and Chief Wealth Management Officer Beth A. Benson Executive Vice President, Human Resources Director and Corporate Secretary Jason A. Fischer Executive Vice President and Chief Credit Officer

Senior Management Team Stephanie A. Oakes Executive Vice President and Chief Operations Officer Joseph K. O’Neill, Jr., CPA Executive Vice President and Chief Financial Officer Paul K. Page Executive Vice President and Chief Lending Officer Kevin Weinhoffer Executive Vice President and Chief Commercial Officer Jeffrey A. Whitenight Executive Vice President and Retail Banking Manager

Bank Counsel Dean H. Dusinberre, Esquire Stevens & Lee

Independent Registered Public Accountants Gregory J. Faulk, CPA, MBA Assurance Principal S.R. Snodgrass, P . C.

2023 Financial Review

What would a successful bank merger look like?  Preserve the legacy and storied histories of both banks  Journey Bank / Muncy Columbia Financial Corporation  Maintain Local Community Bank  Officers and Employees  Board of Directors  Provide long - term success for:  Shareholders  Customers  Employees  Community » BIG CHANGE - Motivational Leadership Video (youtube.com) (Original Leadership Content by J.B. Kellogg)

Deposits, Assets, Investments (In Millions) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2019 2020 2021 2022 2023 Deposits - $1,150,669 Assets - $1,639,779 Investments - $424,991,000

Historical Treasury Yield Curve 1960 to Present 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 1960 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 Yield as of March 2024 1yr – 4.99% 3yr – 4.38% 10 yr – 4.21% Yield as of March 2023 1yr – 4.68% 3yr – 4.09% 10 yr – 3.66% Yield as of March 2022 1yr – 2.06% 3yr – 2.79% 10 yr – 2.90% Yield as of March 2021 1yr – 0.05% 3yr – 0.32% 10 yr – 1.62% Prime Lending Rate March 2022 – 3.25% July 2023 – 8.50%

Loans (Gross, In Millions) $1,068,795,000 $1,200 $1,100 $1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 2023 2022 2021 2020 2019 $0

 0.92% at 12/31/19  0.74% at 12/31/20  0.60% at 12/31/21  0.67% at 12/31/22  1.58% at 12/31/23  1.25% at 03/31/24  Loan Loss Reserve of $9.302 million at 12/31/23 Loan Delinquencies and Non - Accruals

Net Income (In Thousands) $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 2019 2020 2021 2022 2023 $3,387,000

Net Interest Margin 2023 2022 2021 2020 2019 2.34% 2.55% 2.58% 2.97% 3.24% Net Interest Margin * * Represents net interest income as a percentage of average total interest - earning assets, calculated on a tax - equivalent basis.

Financial Services/Brokerage Total Revenue $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2019 2020 2021 2022 2023 $600,000 $630,000 $599,000 $597,000 $636,000

Trust Services Total Revenue ** $800,000 $900,000 $1,000,000 $703,000 * $826,000 * $901,000 * $845,000 * $885,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 2023 2022 2021 2020 2019 $100,000 $67,250 $25,959 $8,750 $3,000 $1,167 * Includes Estate Administration Revenue of: ** Trust Department Revenue includes: 49% Trustee, 20% Investment Management Agent & Financial POA, 10% Custodian (no investment discretion), 3% Corporate Bond Paying Agent, 9% Executor or Guardian, and 9% Pension Agent

Trust Purchase  Signed Agreement with Ephrata National Bank on March 1, 2024 to purchase Muncy Bank Trust relationships previously sold to Ephrata  Christine A. Zanis, Senior Vice President and Director of Trust Services  Offering a wide array Trust Services  Trusts  Investment Management  Estate Administration  Financial Power of Attorney  Special Needs Trusts  Custody and Safekeeping of Assets  Bill Paying  Record Keeping and Reporting

Stockholder’s Equity (In Millions) $170 $160 $150 $140 $130 $120 $110 $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 2023 2022 2021 2020 2019 $0 Equity $153,825,000 Total Equity before AOCI $168,861,000

Per Share Data 2023 2022 2021 2020 2019 $1.49 $4.58 $4.53 $4.47 $4.22 Earnings per share (1) $1.71 $1.67 $3.13 ($1.50 per share special dividend $1.59 $1.55 Cash dividends declared per share July 22, 2021 $43.09 $41.34 $50.21 $50.90 $47.45 Book value per share $32.58 $37.52 $46.39 $47.08 $43.68 Tangible Book Value (TBV) per share 2,279,808 2,078,218 2,089,177 2,089,117 2,114,302 Average shares outstanding (1) Based upon average shares and common share equivalents.

First Quarter 2024 Financial Review

First Quarter 2024 Results  Cash dividend increased to $0.44 per share compared to $0.42 per share in the first quarter 2023  Net income was $4,036,000 or $1.13 per share compared to $1,940,000 or $0.93 per share in the first quarter 2023 $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 2024 2023 2022 2021 2020 2019 $0

First Quarter 2024 Results  Return on average assets was 1.02% compared to 0.82% in the first quarter 2023  Return on average equity was 10.52% compared to 8.94% in the first quarter 2023

Competitors of Interest – Stock Values  Within 25 - mile radius of Journey Bank branch and $1.0 - $3.0 Billion in Total Assets PRICE CHANGE (%) 16 - Apr - 24 14 - Oct - 22 FINANCIAL INSTITUTION (33.41) 30.00 45.05 CCFN - Share Price (Daily) (27.30) 17.52 24.10 PWOD - Share Price (Daily) (36.27) 44.17 69.31 CZFS - Share Price (Daily) (39.53) 13.00 21.50 FKYS - Share Price (Daily) (28.99) 17.02 23.97 CZNC - Share Price (Daily) (16.98) 6.26 7.54 LNKB - Share Price (Daily) 11.05 45.51 40.98 FDBC - Share Price (Daily) (14.79) 23.56 27.65 NWFL - Share Price (Daily)

Journey Bank Locations

Signature Event – Journey Bank Teen Star Musical Competition  14 Continuous Years  156 Finalists  $65,000 in Prize Money  $47,000 to Local High School Music Departments  $200,000 EITC contribution for Tech Theater Production Curriculum

Journey Bank Crosscutters Ballpark

Guest Speaker  30 Years in banking  With The Kafafian Group since founding in 2001  Consulting Firm (financial advisory, mergers and acquisitions)  Strategic Planning Process and Profit Improvements for Banks Jeffrey P. Marsico, President The Kafafian Group, Inc.

Questions???

Thank you for attending the 2024 Annual Meeting of Shareholders!